EXHIBIT 10.1

Contract

Contract No.: A0454312005080011

Contract No.: A0454312005080011

Important Notice According to relevant regulations of China Banking and Insurance Regulatory Commission and the Bank, the Bank strictly prohibits its employees from committing the following acts:
1.	Borrow money from customers;

2.	Provide guarantee, authentication or matchmaking for private lending;

3.	Have a part-time job in an enterprise;

4.	Borrow transitional funds from the customer account, or use the personal account to transfer funds for the customer;

5.	Keep cards, passbooks, passwords, important vouchers, etc. on behalf of customers;

6.	Charge from customers in violation of relevant regulations, and carry out compulsory binding or improper tying; and

7.	Accept or ask for illegal benefits, etc.

To protect the rights and interests of customers, the Bank solemnly reminds employees as follows:

All above matters are explicitly prohibited by the Bank. Any employee who engages in the above acts for any reason is his/her personal behavior and does not represent the will of the Bank. Please be prudent.

Meanwhile, we earnestly request customers to supervise our employees. If any of the above circumstances is found, please report it by email: cxjb@njcb.com.cn or by phone (025-86775624) and we will keep it confidential strictly.

A04 Maximum Creditor’s Right Contract

No.: A0454312005080011

Party A: Bank of Nanjing Co., Ltd., Wuxi Branch

Party B: Cellular Biomedicine Group (Wuxi) Ltd.

Party B intends to apply to Party A for credit continuously within a certain period. In order to clarify the rights and obligations of the parties, Party A and Party B have entered into this Contract through negotiation in accordance with the applicable laws, statutes, rules and regulations, and shall jointly abide by this Contract.

Article 1 Definitions and Interpretation

(i)	The term "Maximum Creditor's Right" as mentioned herein refers to the maximum amount of the creditor's rights (including but not limited to those arising from the processing of loans, loan commitments, acceptances, discounts, discounting of commercial acceptance bills, repurchase of securities, trade financing, factoring, letters of credit, letters of guarantee, overdraft, borrowing and guarantee) that will occur continuously within a certain period (i.e. Determination Period of Creditor’s Rights). This amount is the sum of the balances of the principals of Party A's creditor's rights to Party B within a certain period, including the balance of the undue principal and the balance of the outstanding principal, namely:

1.	The undue principal balance refers to the principal balance of the debts to be discharged from the expiration of the debt performance period;

2.	The outstanding principal balance refers to the principal balance of all outstanding debts from Party B upon the expiration of the debt performance period.

The above-mentioned Maximum Creditor's Right does not include the amount of the creditor's right fully pledged with deposit certificates, national debts, security deposits and Golden Plum wealth management products, guaranteed with the full irrevocable joint and several liability provided by a financial institution approved by Party A, provided with the full policy credit insurance by China Export & Credit Insurance Corporation and guaranteed by other measures allowing full risk compensation approved by Party A.

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(ii)	The term "Determination Period of Creditor’s Rights" mentioned herein refers to the period during which the creditor's rights occur and upon the expiration of which the creditor's right with maximum guarantee is determined.

Article 2 Maximum Creditor’s Right and Determination Period of Creditor’s Rights

I.	The Maximum Creditor’s Right hereunder is RMB (currency) (in words) Thirty Million Only, (in figures) ￥30,000,000.00. The Determination Period of Creditor’s Rights is the period from May 06, 2020 to May 05, 2021.

II.	During the above period, the sum of the balances of the principals of Party A's creditor's rights to Party B shall not exceed the Maximum Creditor’s Right. Party B may reapply for using the portion of the Party A's creditor's rights to Party B that has been discharged.

Article 3 Occurrence of Creditor’s Rights

The above Maximum Creditor's Right shall not indicate Party A's open credit to Party B nor constitute any commitment of Party A to Party B.

Within the Determination Period of Creditor’s Rights and the Maximum Creditor's Right, Party B shall apply for handling the specific business one by one according to its own fund gap, and shall not use the fund until Party A reviews and approves the same. The start date of the specific business shall be within the Determination Period of Creditor’s Rights, and whether the end date thereof is within the such period shall depend on the specific business contract, agreement or business application. The aforesaid specific business contract, agreement or business application, etc. shall be a valid part hereof.

Article 4 Maximum Guarantee

I.

In order to ensure the discharge of the debts incurred continuously by Party B during the Determination Period of Creditor’s Rights, the following guarantors shall provide Party A with one or more of the following guarantees:

(i)	Cellular Biomedicine Group (Shanghai) Ltd. provides the maximum guarantee, and enters into the corresponding maximum guarantee contract with Party A;

(ii)	/ provides the maximum mortgage, and enters into the corresponding maximum mortgage contract with Party A; and/or

(iii)	/ provides the maximum pledge, and enters into the corresponding maximum pledge contract with Party A.

II.	If the guarantee hereunder has any change not conducive to Party A's creditor's rights, Party B shall, upon Party A's notice, provide another guarantee approved by Party A as required.

Article 5 Rights and Obligations of Party B

I.	Party B shall use the funds for the purposes of borrowing as stipulated in this Contract and the specific credit contracts, agreements and applications, and shall not misappropriate the funds, and shall return the principal and interest of the facility in full and on time as agreed.

II.	Party B shall not return the facility in advance without Party A's consent.

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III.	Party B shall actively cooperate with and consciously accept Party A's inspection and supervision over its production, operation, finance, the usage of loan under this contract etc., shall provide, on a monthly basis and as required by Party A, relevant financial and accounting information and production and operation status information, including but not limited to the provision of the balance sheet, income statement (or income and expense statement for public institutions) as at the end of the previous quarter for Party A within the first ten (10) business days of the first month of each quarter, the provision of the cash flow statement as at the end of each year, shall provide the financial statements audited by the audit institution approved by Party A in a timely manner, and shall be responsible for the authenticity, legality, completeness and validity of the information provided by it for Party A.

Party B undertakes that all financial and accounting information provided by it shall conform to the laws of the People’s Republic of China and reflect its financial situation in a true, complete and fair manner.

IV.	Party B shall perform the following notification obligations:

(i)	Party B shall notify Party A in writing of any of the following matters within three (3) days of the occurrence or possible occurrence thereof:

1.	Where the deterioration of Party B's operation or financial situation affects or may affect its ability to repay its debts;

2.	Where Party B is involved or may be involved in litigation or arbitration proceedings, or other legal disputes, etc.;

3.	Where Party B's name, legal representative (principal), domicile or contact number, etc. changes; or

4.	Where any other matter affects or may affect Party B's solvency.

(ii)	Party B shall notify Party A in writing of any of the following matters within thirty (30) days of the occurrence or possible occurrence thereof:

1.	Where Party B is demerged, transformed, merged, terminated, or engages in joint venture, equity transfer, foreign investment, or substantially increases debt financing, etc.;

2.	Where the business scope and registered capital of Party B change; or

3.	Where the Top 5 shareholders of Party B change in terms of contribution amount or shareholding amount.

V.

Party B shall obtain the consent of Party A before carrying out demerger, transformation, merger, termination, joint venture, equity transfer, foreign investment, substantial increase in debt financing, etc.

VI.	Party B shall not refuse to perform its obligations hereunder on the grounds of any dispute with any third party.

VII.	Party B shall exercise other rights and perform other obligations under the applicable laws, statutes, rules and regulations, etc., and this Contract as well.

Article 6 Rights and Obligations of Party A

I.	Party A shall have the right to independently review Party B's application for the use of quota according to the national and its own credit policy and management system, and Party A shall have the right to refuse the application for the use of the quota that does not meet the applicable regulations or requirements.

II.	Party A shall have the right to supervise Party B's capital, property, economic conditions, etc., and shall have the right to require Party B to provide relevant information truthfully. Party A's inspection and supervision may be carried out in a combination of regular and irregular, or on-site and off-site.

III.	Party A shall have the right to adjust the Maximum Creditor's Right and the validity period given by it to Party B according to the changes of macroeconomic conditions, market conditions, Party B's credit standing and credit guarantee conditions.

IV.	If Party B fails to fulfill the obligations stipulated in this Contract and/or the specific business contracts, applications and undertakings, Party A shall have the right to stop providing the creditor’s rights Party B has not yet used within the Maximum Creditor’s Right and require Party B to repay any loan incurred in advance.

V.	Party A shall exercise other rights and perform other obligations under the applicable laws, statutes, rules and regulations, etc., and this Contract as well.

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Article 7 Credit Enquiry

Party B irrevocably authorizes Party A to inquire about Party B's credit standing from or and submit the same to the credit information system of the People's Bank of China and Jiangsu Enterprise Integrated Information Management System at any time and without limitation of times before the loan is issued and in the duration of the loan. If Party B’s failure to repay the due loan has been more than one year, the information will be submitted to the basic database of the enterprise credit information of Jiangsu Province through Jiangsu Enterprise Integrated Information Management system.

Party A shall have the right to make an independent judgment on Party B's credit standing. If it considers that Party B's credit standing is not good or declining, Party A shall have the right to stop issuing loans, withdraw the loans issued in advance, and require Party B to provide another guarantee approved by Party A or take other measures that may be taken as agreed herein.

Article 8 Breach of Contract and Handling

I.	Any of the following circumstances with a significant impact on the performance hereof shall constitute a breach of contract:

(i)	Where any representation, warranty or undertaking made by Party B is in breach of this Contract or Party B breaches any other obligation hereunder;

(ii)	Where Party B provides false documents, such as untruthful trade or transaction background, etc., or conceals the financial facts of its operation;

(iii)	Where Party B changes the purpose of funds without the consent of Party A, misappropriates funds or uses funds to engage in illegal or breaching transactions;

(iv)	Where Party B has a bad credit record or any other breach of contract;

(v)	Where Party B or the guarantor evades debts through related party transactions or by any other means;

(vi)	Where Party B uses a false contract or arrangement with any third party, including but not limited to taking funds or credits from Party A or any other bank by means of discounting or pledging the notes receivable and accounts receivable, etc. that have no real trade background at any bank;

(vii)	Where Party B, the guarantor or any of its related parties fails to perform any debt due to Party A or any organization at any level of Bank of Nanjing Co., Ltd., or any other third party;

(viii)	The guarantor under the contract violates the provisions of the applicable laws, statutes, rules and regulations, etc. or Guarantee Contract, or the guarantee is ineffective, invalid or revoked, or the change of the guarantor or the pledge is not conducive to Party A's creditor's rights, or the guarantor refuses to perform its guarantee obligations;

(ix)	Where Party B, the guarantor, or any of its related parties or its legal representative, management or actual controller transfers assets, Party A considers that it affects the security of its creditor’s rights;

(x)	Where Party B, the guarantor, or any of its related parties or its legal representative, management or actual controller has or is involved or is likely to be involved in an action or arbitration, or is imposed or is likely to be imposed by any administrative authority, law enforcement authority or judicial authority with any form of punishment or coercive measure;

(xi)	Where Party B or the guarantor is suspended for rectification, dissolved, goes bankrupt, etc. or has any negative message against Party B or the guarantor;

(xii)	Where Party B or the guarantor’s legal representative or actual controller cannot be contacted or met;

(xiii)	Where any of the notice events hereunder actually occurs, Party A considers that it will affect the security of its creditor’s rights;

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(xiv)	Where the credit policy, market environment, etc. of China has any change that is not conducive to and may affect the security of Party A's creditor's rights; or

(xv)	Where Party B or the guarantor has any other matter that violates the applicable laws, statutes, rules and regulations, etc. or this Contract.

II.	In the event of any of the above breaches of contract, Party A shall have the right to exercise one or more of the following rights:

(i)	to require Party B or the guarantor to correct the breach within a time limit;

(ii)	to require Party B to immediately pay/make up the deposit at 100% of financing amount issued hereunder;

(iii)	to require Party B to provide another guarantee approved by Party A;

(iv)	to cancel part or all of the Maximum Creditor's Right hereunder unilaterally. If the Maximum Creditor’s Right is partially or completely cancelled, the creditor’s right already used by Party B within the Maximum Creditor’s Right shall still be handled in accordance with this Contract and the specific credit business agreement;

(v)	to declare that the creditor's rights under the specific business contracts, agreements and applications are due in advance, and require the guarantor to perform the guarantee liability or dispose of the collateral and/or the pledge;

(vi)	to withhold the funds of Party B in any account (including but not limited to security account, current deposit account, time deposit account and treasury bond account) opened by Party B at Party A or any organization at any level of Bank of Nanjing Co., Ltd., according to the applicable laws, statutes, rules and regulations with the losses of interest, handling fees and exchange fees arising therefrom to be borne by Party B;

(vii)	to require Party B to be liable for breach of contract and to compensate Party A for any loss or expense incurred as a result (including but not limited to lawyer’s fee, legal cost, arbitration fee, appraisal fee, property preservation cost, execution fee, notary fee, evaluation fee and auction fee);

(viii)	to take preservation measures for Party B's properties; and/or

(ix)	to exercise any other right that may be exercised as stipulated by the applicable laws, statutes, rules and regulations and this Contract as well.

Article 9 Governing Law and Resolution of Disputes

I.	This Contract is entered into according to and shall be governed by the laws of the People’s Republic of China.

II.	Any dispute arising from or in relation to the performance hereof may be resolved through negotiation. If the negotiation fails, such dispute may be resolved by the means as shown in (i) below:

(i)	Bringing a suit at the people's court of the place where Party A is domiciled; or

(ii)	Submitting the dispute to / Arbitration Commission (with the arbitration place: / ) for an arbitration according to the arbitration rules effective upon the application for arbitration.

III.	If the parties hereto have separate provisions on the jurisdiction of litigation, such separate provisions may be written in Article 11 “Miscellaneous Agreed by Party A and Party B” hereof.

During litigation or arbitration, the provisions hereof that do not involve the dispute shall still be performed.

Article 10 Effect, Change and Cancellation of Contract

I.	This Contract shall take effect from the date on which Party A's legal representative, the principal or its authorized agent signs or affixes its official seal of the unit or the special seal for contract and Party B's legal representative or authorized agent signs or affixes its official seal of the unit or the special seal for contract.

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II.	After the entry into effect of this Contract, neither Party A nor Party B shall change or cancel this Contract without authorization unless otherwise agreed herein. If it is necessary to change or cancel this Contract, the parties hereto shall reach a written agreement through negotiation. The provisions hereof shall remain in force until the written agreement is reached.

Article 11 MiscellaneousAgreed by Party A and Party B

I.	If the parties hereto set forth corresponding addresses herein, such addresses shall be their communication and contact addresses and the designated addresses for the service of any written notice or various legal documents by the bank or the court. If its communication and contact address changes, Party B shall notify Party A in writing in time, and such changed address shall be binding on the parties hereto after Party A's written confirmation on the receipt of the notice for address change.

II.	_____________________________________.

Article 12 Supplementary Provisions

I.	This Contract is made in duplicate with one (1) copy held by Party A and the other one (1) copy by Party B. If the contract is guaranteed, the registration and recording department shall hold / copy(ies), and each copy shall have the same legal effect.

II.	Any matter not covered herein shall be subject to the applicable laws, statutes, rules and regulations of China.

Article 13 Disclaimer

I.	The signing and performance of this Contract by Party A and Party B have been approved by their competent decision makers or superior departments as stipulated in the applicable laws or their articles of association, and have obtained the necessary, sufficient and lawful authorization.

II.	The signing of this Contract by Party A and Party B is the expression of their true intention; their signatures are true; their signing representatives are authorized; and this Contract is legally binding on them.

III.	Party B has the right to fully own all its assets, and all the information provided for Party A is true, legal and valid, and does not contain any error inconsistent with the facts or omission of any fact.

IV.	Party B has read all the contents of the "Important Notice" on the front page hereof, understands and accepts the risks prompted by Party A, and is willing to actively assist Party A in supervising the behavior of Party A's employees. Party B undertakes not to have any improper interest relationship with any of Party A's employees, such as fund exchange, account borrowing and so on, and to voluntarily accept Party A's supervision. If Party B violates the above undertakings, Party A shall have the right to require Party B to assume the relevant responsibilities arising therefrom.

V.	Party B has read all the provisions hereof. At the request of Party B, Party A has made the explanation on the corresponding provisions hereof. Party B is fully aware of and understand the meaning of the provisions hereof and the corresponding legal consequences.

VI.	Party A, as a banking institution established duly according to law, has the qualification to run the business hereunder.

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Party A
Common seal Bank of Nanjing Co., Ltd., Wuxi Branch (seal)

Legal representative (principal) (seal):

(or authorized agent):

Zhou Bo (seal)

Address: 9 Jiaye Fortune Center, Financial 3rd Street,

Taihu New City, Binhu District, Wuxi

Postal code: 214000

Tel: 0510-82766811

Date of signing:

Party B as a legal person or any other organization
Common seal Cellular Biomedicine Group (Wuxi) Ltd. (seal)

Legal representative (seal):

(or authorized agent):

Liu Bizuo (seal)

Address: Room 1103, 1699 Huishan Avenue, Economic

Development Zone, Huishan district, Wuxi

Postal code: 214000

Tel: 18019122252

Date of signing: May 12, 2020

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Contract

Contract No.: Ec154312005080017

Contract No.: Ec154312005080017

Important Notice According to relevant regulations of China Banking and Insurance Regulatory Commission and the Bank, the Bank strictly prohibits its employees from committing the following acts:
1.	Borrow money from customers;

2.	Provide guarantee, authentication or matchmaking for private lending;

3.	Have a part-time job in an enterprise;

4.	Borrow transitional funds from the customer account, or use the personal account to transfer funds for the customer;

5.	Keep cards, passbook, passwords, important vouchers, etc. on behalf of customers;

6.	Charge from customers in violation of relevant regulations, and carry out compulsory binding or improper tying;

7.	Accept or ask for illegal benefits, etc.

To protect the rights and interests of customers, the Bank solemnly reminds employees as follows:

All above matters are explicitly prohibited by the Bank. Any employee who engages in the above acts for any reason is his/her personal behavior and does not represent the will of the Bank. Please be prudent.

Meanwhile, we earnestly request customers to supervise our employees. If any of the above circumstances is found, please report it by email: cxjb@njcb.com.cn or by phone (025-86775624) and we will keep it confidential strictly.

Ec1 Maximum Guarantee Contract

No.: Ec154312005080017

Creditor (Party A): Bank of Nanjing Co., Ltd., Wuxi Branch

Guarantor (Party B): Cellular Biomedicine Group (Shanghai) Ltd.

In order to ensure the performance of the Contract for Maximum Amount of Creditor’s Rights (Contract No. A0454312005080011) signed by Party A and Cellular Biomedicine Group (Wuxi) Ltd. (hereinafter referred to as the “Debtor”) and the specific business contracts, agreements and applications under the above contract (hereinafter referred to as “Master Contract”), Party B is willing to provide the Debtor with the maximum joint and several liability guarantee. In order to clarify responsibilities and abide by credit, this Contract has been entered into by and between Party A and Party B through consensus and in accordance with relevant laws, regulations and rules, which shall be jointly followed and implemented by both parties.

Article 1 Representations and Warranties of Party B

I.	Party B’s commitment under this Contract shall constitute its direct, unconditional and effective and binding commitment at any time and under any circumstance.

II.	Party B undertakes that it will abide by the principles of honesty and trustworthiness and that all documents and information provided for Party A are true, legal, complete and effective without any error, omission, concealment or misleading statement inconsistent with the facts.

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III.	According to the laws of the People’s Republic of China, Party B has the qualification as guarantee body and can provide guarantee externally.

IV.	Party B is capable enough to undertake the guarantee liability, and will not be relieved or exempted from its guarantee liability due to any instruction, change of financial situation or any agreement signed with any unit or individual.

V.	Party B fully understands the purpose of the debt and debt performance period of the Debtor under the Master Contract and is entirely voluntary to provide guarantee for the Debtor under the Master Contract, and all its intentions expressed under this Contract are true.

VI.	Party B commits that it will inform Party A in writing in a timely manner in case of any unfavorable event affecting Party B’s bearing of guarantee liability.

VII.	If Party B is a natural person, Party B confirms and guarantees that it has made proper arrangements for the daily necessities of itself and its family members before providing the guarantee under this Contract, and that Party A’s request for Party B to bear the guarantee liability will not impose any impact on the normal life of Party B and its family members.

Article 2 Principal Creditor’s Right

I.	The principal creditor’s right guaranteed under this Contract are from May 06, 2020 to May 05, 2021 (hereinafter referred to as the “Determination Period of Creditor’s Rights”). Within the maximum principal balance of creditor’s rights of RMB (currency) (in words) Thirty Million Only, (in figures) 30,000,000.00, Party A shall handle the creditor’s rights formed by specific credit business (including but not limited to loan, loan commitment, acceptance, discount, discount for commercial acceptance bills, securities repurchase, trade financing, factoring, letter of credit, letter of guarantee, overdraft, inter-bank lending, guarantee and other on-balance sheet and off-balance sheet businesses) for the Debtor according to the Master Contract.

II.	Within the aforesaid maximum principal balance of creditor’s rights, Party B will provide maximum guarantee for the principal and interest (including compound interest and default interest, the same below) of creditor’s rights of Party A arising from handling credit business for the Debtor according to the Master Contract, liquidated damages, damage awards and related expenses incurred by Party A for realizing the creditor’s rights (including but not limited to legal cost, arbitration fee, property preservation cost, travel expense, notary fee, execution fee, lawyer’s agency fee, evaluation fee, auction fee, etc., the same below).

III.	Party B shall provide maximum guarantee for the above-mentioned principal creditor’s right, regardless of the times and the amount at each time, and whether the expiration date of the Debtor’s single debt exceeds the above-mentioned period.

IV.	If Party B provides partial guarantee, as long as Party A still has unpaid creditor’s rights, Party B shall be obliged to bear the guarantee liability within the scope of guarantee.

Article 3 Guarantee Mode

Party B shall provide joint and several liability guarantee. If the performance period of a single debt under the Master Contract expires and the Debtor fails to perform or fully perform its debt, Party A shall have the right to directly request Party B to perform the guarantee liability.

Article 4 Scope of Guarantee

The maximum guarantee provided by Party B covers the principal creditor’s right and interest (including compound interest and default interest, the same below), liquidated damages, damage awards and related expenses incurred by Party A for realizing the creditor’s rights (including but not limited to legal cost, arbitration fee, property preservation cost, travel expense, notary fee, execution fee, lawyer’s agency fee, evaluation fee, auction fee, etc., the same below).

Party B acknowledges and voluntarily accepts that when the Debtor fails to perform its debts as agreed in the Master Contract, regardless of whether Party A has any other guarantee (including but not limited to real right guarantee) for the creditor’s rights under the Master Contract, Party A shall have the right to directly request Party B to bear the guarantee liability within the scope of guarantee.

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Article 5 Guarantee Period

The guarantee period hereunder shall be two (2) years from the date of the expiration of the performance period of the debt incurred from each use of the credit line under the Master Contract.

If Party A and the Debtor reach an extension agreement on the performance period of each debt under the Master Contract, the guarantee period shall be two (2) years from the date of expiration of the performance period of such debt renewed by the extension agreement. If Party A realizes the creditor's rights or cancels the Master Contract in advance according to the applicable laws, statutes, rules and regulations, and the provisions of the Master Contract, the guarantee period shall be two (2) years from the date of the earlier expiration of the main debt or the termination of the Master Contract.

Article 6 Signing and Change of the Guaranteed Master Contract

The specific amount, term, interest rate, purpose, etc. of the principal creditor's right shall be agreed upon by Party A and the Debtor in the Master Contract.

Party B acknowledges that, except for the increase of the credit line and the extension period, for the signing of the Master Contract by and between Party A or the variation of the Master Contract by Party A and the Debtor through agreement shall be deemed having obtained the prior consent of Party B without further notice needed to Party B, and Party B’s guarantee liability shall not be reduced as a result.

If Party A and the Debtor change the interest rate in accordance with the Master Contract, it shall also be deemed having obtained the prior consent of Party B without further notice needed to Party B, and Party B shall still perform the guarantee liability.

Article 7 Severability of Contract Validity

The validity of this Contract shall be independent of that of the Master Contract. The invalidity, revocability or cancellation of the Master Contract in whole or in part shall not affect the validity hereof. If the Master Contract is recognized as invalid or cancelled or terminated, Party B shall also be jointly and severally liable for any debt incurred on the debtor due to the return of property, compensation for losses, etc.

Party B's guarantee liability hereunder shall not be changed due to the merger, demerger, equity change, or loss of civil capacity, disappearance, death, declaration of disappearance or death of the Debtor, or for any other reason attributed to the Debtor.

Article 8 Rights and Obligations of Party B

I.	Party B shall have the obligation to supervise the performance of the obligations of the guarantee under the Master Contract.

II.	Party B shall actively cooperate with and consciously accept Party A's inspection and supervision over its production, operation, finance, etc., shall provide, on a monthly basis and as required by Party A, relevant financial and accounting information and production and operation status information, including but not limited to the provision of the balance sheet, income statement (or income and expense statement for public institutions) as at the end of the previous quarter for Party A within the first ten (10) business days of the first month of each quarter, the provision of the cash flow statement as at the end of each year, shall provide the financial statements audited by the audit institution approved by Party A in a timely manner, and shall be responsible for the authenticity, legality, completeness and validity of the information provided by it for Party A.

III.	If the debt under the Master Contract is the one in foreign currency, Party B shall assume the guarantee liability in the currency as agreed in the Master Contract. If Party B assumes the guarantee liability in any other freely convertible foreign currency or RMB, it shall obtain the consent of Party A and shall assume the guarantee liability by converting such freely convertible foreign currency or RMB into the currency as agreed in the Master Contract at the sell price of the exchange price quotation of Bank of Nanjing on the date of performing the guarantee liability.

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IV.	Party B shall perform the following notification obligations:

(i)	Party B shall notify Party A in writing of any of the following matters within three (3) days of the occurrence or possible occurrence thereof:

1.	Where the deterioration of Party B's operation or financial situation affects or may affect its ability to repay its debts;

2.	Where Party B is involved or may be involved in litigation or arbitration proceedings, or other legal disputes, etc.;

3.	Where Party B's name, legal representative (principal), domicile, contact number, etc. changes; or

4.	Where any other matter affects or may affect Party B's solvency.

(ii)	Party B shall notify Party A in writing of any of the following matters within thirty (30) days of the occurrence or possible occurrence thereof:

1.	Where Party B is demerged, transformed, merged, terminated, or engages in joint venture, etc.;

2.	Where the business scope and registered capital of Party B change; or

3.	Where the Top 5 shareholders of Party B change in terms of contribution amount or shareholding amount.

If Party B has any of the above-mentioned matters, which affects or may affect Party B's guarantee liability, Party B shall provide any other guarantee approved by Party A as required by Party A.

V.	If Party B is a natural person, besides abiding by the provisions hereof, he/she shall notify Party A in writing of any of the following matters within three (3) days from the date of the occurrence or possible occurrence thereof:

(i)	Where Party B him/herself or his/her family changes or his/her income changes, resulting in the deterioration of his/her economic situation, affecting or likely to affect his/her ability to guarantee;

(ii)	Where the employer of Party B changes;

(iii)	Where Party B is unemployed, divorced, or suffers major disease, etc.; or

(iv)	Where Party B has any other matter which results in the loss or possible loss of his/her ability to guarantee, or affects his/her performance of the guarantee liability.

If Party B has any of the above-mentioned matters, which affects or may affect its performance of the guarantee liability hereunder, Party B shall provide any other guarantee approved by Party A as required by Party A.

VI.	Party B shall not refuse to perform its obligations hereunder on the grounds of any dispute with any third party.

VII.	Party B shall exercise other rights and perform other obligations under the applicable laws, statutes, rules and regulations, etc., and this Contract as well.

Article 9 Rights and Obligations of Party A

I.	Party A shall have the right to directly require Party B to assume the guarantee liability hereunder for the outstanding creditor’s right of Party A.

II.	Party A shall have the right to supervise Party B's capital, property, economic conditions, etc., and shall have the right to require Party B to provide relevant information truthfully.

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III.	Party A shall have the right to deduct from any account opened by Party B at Party A (including but not limited to current deposit account, time deposit account and treasury bond account) all the payables from Party B within the scope of guarantee in accordance with the applicable laws, statutes, rules and regulations, Party B shall bear the loss of interest, handling fee , exchange fee, etc. due to the deduction.

IV.	After Party B has fulfilled its guarantee liability, Party A may, at the request of Party B, provide Party B with relevant supporting documents for the performance of its guarantee liability.

V.	Party A shall exercise other rights and perform other obligations under the applicable laws, statutes, rules and regulations, etc., and this Contract as well.

Article 10 Breach of Contract and Handling

I.	Any of the following circumstances with a significant impact on the performance hereof shall constitute a breach of contract:

(i)	Where any representation, warranty or undertaking made by Party B or the Debtor is in breach of this Contract or the Master Contract, or the Debtor has any other breach of contract;

(ii)	Where Party B or the Debtor provides false documents, such as untruthful trade or transaction background, or conceals the financial facts of its operation;

(iii)	Where the Debtor changes the purpose of funds without the consent of Party A, misappropriates funds or uses funds to engage in illegal or breaching transactions;

(iv)	Where Party B or the Debtor has a bad credit record or any other breach of contract;

(v)	Where Party B or the Debtor evades debts through related party transactions or by any other means;

(vi)	Where Party B or the Debtor uses a false contract or arrangement with any third party, including but not limited to taking funds or credits from Party A or any other bank by means of discounting or pledging the notes receivable and accounts receivable , etc. that have no real trade background at any bank;

(vii)	Where Party B, the Debtor or any of its related parties fails to perform any debt due to Party A or any organization at any level of Bank of Nanjing Co., Ltd., or any other third party;

(viii)	Where Party B violates the provisions of the applicable laws, statutes, rules and regulations, etc. or this Contract, or this Contract is ineffective, invalid or revoked, or the change of Party B's operating conditions is not conducive to Party A's creditor's rights, or Party B refuses to perform its guarantee obligations;

(ix)	Where Party B or the Debtor transfers assets as its legal representative, management or actual controller and Party A considers that it affects the security of its creditor’s rights;

(x)	Where Party B or the Debtor or its legal representative, management or actual controller has or is involved or is likely to be involved in an action or arbitration, or Party B or the Debtor is imposed or is likely to be imposed by any administrative authority, law enforcement authority or judicial authority with any form of punishment or coercive measure;

(xi)	Where Party B or the Debtor is suspended for rectification, dissolved, goes bankrupt, etc. or has any negative message against Party B or the Debtor;

(xii)	Where Party B or the Debtor’s legal representative or actual controller cannot be contacted or met;

(xiii)	Where any of the notice events as set forth in Paragraphs IV and V of Article 8 actually occurs, and Party A considers that it will affect the security of its creditor’s rights;

(xiv)	Where the credit policy, market environment, etc. of China has any change that is not conducive to and may affect the security of Party A's creditor's rights; or

(xv)	Where Party B or the Debtor has any other matter that violates the applicable laws, statutes, rules and regulations, etc. or this Contract.

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II.	In the event of any of the above breaches of contract, Party A shall have the right to exercise one or more of the following rights:

(i)	to require Party B or the Debtor to correct the breach within a time limit;

(ii)	to require Party B to immediately pay/make up the deposit at 100% of the principal and interest of all outstanding facilities;

(iii)	to require Party B to provide another guarantee approved by Party A;

(iv)	to withhold the funds of Party B in any account (including but not limited to security account, current deposit account, time deposit account and treasury bond account) opened by Party B at Party A or any organization at any level of Bank of Nanjing Co., Ltd., according to the applicable laws, statutes, rules and regulations with the losses of interest, handling fees and exchange fees arising therefrom to be borne by Party B;

(v)	to declare that the creditor's rights under the Master Contract are due in advance, withdraw the creditor's rights under the Master Contract or terminate the Master Contract, and require Party B to perform the guarantee liability hereunder immediately;

(vi)	to require Party B to be liable for breach of contract and to compensate Party A for any loss or expense incurred as a result (including but not limited to lawyer’s fee, legal cost, arbitration fee, appraisal fee, property preservation cost, execution fee, notary fee, evaluation fee and auction fee);

(vii)	to take preservation measures in advance for Party B's properties; and/or

(viii)	to exercise any other right that may be exercised as stipulated by the applicable laws, statutes, rules and regulations and this Contract as well.

Article 11 Governing Law and Resolution of Disputes

I.	This Contract is entered into according to and shall be governed by the laws of the People’s Republic of China.

II.	Any dispute arising from or in relation to the performance hereof may be resolved through negotiation. If the negotiation fails, such dispute may be resolved by the means as shown in (i) below:

(i)	Bringing a suit at the people's court of the place where Party A is domiciled; or

(ii)	Submitting the dispute to / Arbitration Commission (with the arbitration place: / ) for an arbitration according to the arbitration rules effective upon the application for arbitration. The arbitration award shall be final and binding on the parties hereto.

III.	If the parties hereto have separate provisions on the jurisdiction of litigation, such separate provisions may be written in Article 13 “Miscellaneous” hereof.

During litigation or arbitration, the provisions hereof that do not involve the dispute shall still be performed.

Article 12 Effect, Change and Cancellation of Contract

I.	If Party B is a legal person or any other organization, this Contract shall take effect from the date on which Party A's legal representative, the Debtor or its authorized agent signs or affixes its official seal of the unit or the special seal for contract and Party B's legal representative or authorized agent signs or affixes its official seal of the unit or the special seal for contract. If Party B is a natural person, this Contract shall take effect from the date on which Party A's legal representative, the Debtor or its authorized agent signs or affixes the official seal of the unit or the special seal for contract and Party B or its authorized agent signs on the contract.

II.	After the entry into effect of this Contract, neither Party A nor Party B shall change or cancel this Contract without authorization unless otherwise agreed herein. If it is necessary to change or cancel this Contract, the parties hereto shall reach a written agreement through negotiation. The provisions hereof shall remain in force until the written agreement is reached.

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Article 13 Miscellaneous

I.

Party B is fully aware of the risk of interest rate. If the Master Contract adopts floating interest rate, Party B will voluntarily assume the additional guarantee liability due to the floating interest rate.

II.	All the annexes hereto and the legal documents in relation to the performance hereof shall be parts hereof and have the same legal effect as the original hereof.

III.	If the parties hereto set forth corresponding addresses herein, such addresses shall be their communication and contact addresses and the designated addresses for the service of any written notice or various legal documents by the bank or the court. If its communication and contact address changes, Party B shall notify Party A in writing in time, and such changed address shall be binding on the parties hereto after Party A's written confirmation on the receipt of the notice for address change.

IV.	/

Article 14 Supplementary Provisions

I.	This Contract is made in duplicate with one (1) copy held by Party A and the other one (1) copy by Party B. Both copies shall have the same legal effect.

II.	Any matter not covered herein shall be subject to the applicable laws, statutes, rules and regulations of China.

Article 15 Disclaimer

I.	The signing and performance of this Contract by Party A and Party B have been approved by their competent decision makers or superior departments as stipulated in the applicable laws or their articles of association, and have obtained the necessary, sufficient and lawful authorization.

II.	The signing of this Contract by Party A and Party B is the expression of their true intention; their signatures are true; their signing representatives are authorized; and this Contract is legally binding on them.

III.	Party B has the right to fully own all its assets, and all the information provided for Party A is true, legal and valid, and does not contain any error inconsistent with the facts or omission of any fact.

IV.	Party B has read all the contents of the "Important Notice" on the front page hereof, understands and accepts the risks prompted by Party A, and is willing to actively assist Party A in supervising the behavior of Party A's employees. Party B undertakes not to have any improper interest relationship with any of Party A's employees, such as fund exchange, account borrowing and so on, and to voluntarily accept Party A's supervision. If Party B violates the above undertakings, Party A shall have the right to require Party B to assume the relevant responsibilities arising therefrom.

V.

Party B has read all the provisions hereof. At the request of Party B, Party A has made the explanation on the corresponding provisions hereof. Party B is fully aware of and understand the meaning of the provisions hereof and the corresponding legal consequences.

VI.	Party A, as a banking institution established duly according to law, has the qualification to run the business hereunder.

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Contract No.: Ec154312005080017

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Party A
Common seal Bank of Nanjing Co., Ltd., Wuxi Branch (seal)

Legal representative (principal) (seal):

(or authorized agent):

Zhou Bo (seal)

Address: 9 Jiaye Fortune Center, Financial 3rd Street,

Taihu New City, Binhu District, Wuxi

Postal code: 214000

Tel: 0510-82766811

Date of signing:

Party B as a legal person or any other organization
Common seal Cellular Biomedicine Group (Shanghai) Ltd. (seal)

Legal representative (seal):

(or authorized agent):

Chen Yixing (seal)

Address: 6/F, Building 1, 333 Guiping Road, Xuhui

District, Shanghai

Postal code: 200030

Tel: 18019122252

Date of signing: May 12, 2020

Party B as a natural person
Signature (or authorized agent):	Identity certificate name: Identity certificate No.: Address: Postal code: Tel: Date of signing:

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